Income Taxes	12 Months Ended
Jun. 30, 2011
Income Taxes
Income Taxes

9. INCOME TAXES

Earnings before income taxes and discontinued operations are as follows for fiscal 2011, 2010 and 2009:

	Fiscal Year Ended June 30,
(in millions)	2011	2010	2009
U.S. Operations	$1,299.5	$979.6	$959.2
Non-U.S. Operations	218.8	232.0	200.6

	$1,518.3	$1,211.6	$1,159.8

The provision for income taxes from continuing operations consists of the following for fiscal 2011, 2010 and 2009:

	Fiscal Year Ended June 30,
(in millions)	2011	2010	2009
Current:
Federal	$387.5	$429.4	$192.2
State and local	19.7	63.3	45.6
Non-U.S.	16.9	11.7	14.4

Total	424.1	504.4	252.2
Deferred:
Federal	92.5	103.0	125.0
State and local	28.6	18.2	23.0
Non-U.S.	6.9	(1.0)	1.4

Total	128.0	120.2	149.4

Total provision	$552.1	$624.6	$401.6

A reconciliation of the provision based on the federal statutory income tax rate to our effective income tax rate from continuing operations is as follows for fiscal 2011, 2010 and 2009:

	Fiscal Year Ended June 30,
	2011	2010	2009
Provision at Federal statutory rate	35.0%	35.0%	35.0%
State and local income taxes, net of federal benefit	2.2	4.7	1.8
Foreign tax rate differential	(2.5)	(3.3)	(3.8)
Nondeductible/nontaxable items	0.6	0.2	1.6
Deferred state tax rate adjustment	0.4	(0.5)	1.5
Change in measurement of an uncertain tax position	2.4	1.3	0.0
Valuation allowances	(0.6)	(2.3)	(3.1)
Unremitted foreign earnings	(0.1)	13.9	0.0
Other	(1.0)	2.6	1.6

Effective income tax rate	36.4%	51.6%	34.6%

As of June 30, 2011, we had $2.1 billion of total undistributed earnings from non-U.S. subsidiaries, of which $1.4 billion are intended to be permanently reinvested in non-U.S. operations. We recorded a charge of $168.3 million during fiscal 2010 to reflect the anticipated repatriation of certain foreign earnings. With respect to the earnings that are considered permanently reinvested, no U.S. tax provision has been accrued related to the repatriation of these earnings. It is not practicable to estimate the amount of U.S. tax that might be payable on the eventual remittance of such earnings.

Deferred income taxes arise from temporary differences between financial reporting and tax reporting bases of assets and liabilities and operating loss and tax credit carryforwards for tax purposes. The components of the deferred income tax assets and liabilities as of June 30, 2011 and 2010 are as follows:

	June 30,
(in millions)	2011	2010
Deferred income tax assets:
Receivable basis difference	$46.0	$43.5
Accrued liabilities	104.9	132.1
Share-based compensation	96.6	112.6
Loss and tax credit carryforwards	198.9	206.1
Deferred tax assets related to uncertain tax positions	157.0	152.7
Other	97.0	113.2

Total deferred income tax assets	700.4	760.2
Valuation allowance for deferred income tax assets	(157.7)	(182.6)

Net deferred income tax assets	542.7	577.6

Deferred income tax liabilities:
Inventory basis differences	(980.1)	(878.7)
Property-related	(159.3)	(156.8)
Goodwill and other intangibles	(69.4)	(66.1)
Unremitted foreign earnings	(140.0)	(142.0)
Other	(3.1)	(3.7)

Total deferred income tax liabilities	(1,351.9)	(1,247.3)

Net deferred income tax liabilities	$(809.2)	$(669.7)

Deferred tax assets and liabilities in the preceding table, after netting by taxing jurisdiction, are in the following captions in the consolidated balance sheet at June 30, 2011 and 2010:

	June 30,
(in millions)	2011	2010
Current deferred tax asset (1)	$29.2	$42.5
Noncurrent deferred tax asset (2)	9.5	3.5
Current deferred tax liability (3)	(762.9)	(616.8)
Noncurrent deferred tax liability (4)	(85.0)	(98.9)

Net deferred tax liability	$(809.2)	$(669.7)

(1)	Included in "Prepaid Expenses and Other" in our consolidated balance sheets.
(2)	Included in "Other Assets" in our consolidated balance sheets.
(3)	Included in "Other Accrued Liabilities" in our consolidated balance sheets.
(4)	Included in "Deferred Income Taxes and Other Liabilities" in our consolidated balance sheets.

At June 30, 2011, we had gross federal, state and international loss and credit carryforwards of $225.4 million, $568.9 million and $131.8 million, respectively, the tax effect of which is an aggregate deferred tax asset of $189.9 million. Substantially all of these carryforwards are available for at least three years or have an indefinite carryforward period. Approximately $142.9 million of the valuation allowance at June 30, 2011 applies to certain federal, state and international loss carryforwards that, in our opinion, are more likely than not to expire unutilized. However, to the extent that tax benefits related to these carryforwards are realized in the future, the reduction in the valuation allowance would reduce income tax expense.

We had $746.8 million, $730.6 million and $848.8 million of unrecognized tax benefits at June 30, 2011, 2010 and 2009, respectively. The June 30, 2011, 2010 and 2009 balances include $332.4 million, $311.3 million and $610.9 million, respectively, of unrecognized tax benefits that, if recognized, would have an impact on the effective tax rate. The remaining unrecognized tax benefits relate to tax positions for which ultimate deductibility is highly certain but for which there is uncertainty as to the timing of such deductibility. Recognition of these tax benefits would not affect our effective tax rate. We include the full amount of unrecognized tax benefits in deferred income taxes and other liabilities in the consolidated balance sheets. A reconciliation of the beginning and ending amounts of unrecognized tax benefits for fiscal 2011, 2010 and 2009 is as follows:

	June 30,
(in millions)	2011	2010	2009
Balance at beginning of fiscal year	$730.6	$848.8	$762.9
Additions for tax positions of the current year	15.9	43.1	64.5
Additions for tax positions of prior years	58.3	90.0	118.7
Reductions for tax positions of prior years	(20.1)	(240.0)	(54.3)
Settlements with tax authorities	(35.8)	(10.7)	(37.8)
Expiration of the statute of limitations	(2.1)	(0.6)	(5.2)

Balance at end of fiscal year	$746.8	$730.6	$848.8

We recognize accrued interest and penalties related to unrecognized tax benefits in income tax expense. As of June 30, 2011, 2010 and 2009, we had $267.2 million, $233.0 million and $246.8 million, respectively, accrued for the payment of interest and penalties. These balances are gross amounts before any tax benefits and are included in deferred income taxes and other liabilities in the consolidated balance sheet. For the year ended June 30, 2011, we recognized $36.0 million of interest and penalties in income tax expense.

We file income tax returns in the U.S. federal jurisdiction, various U.S. state jurisdictions and various foreign jurisdictions. With few exceptions, we are subject to audit by taxing authorities for fiscal 2001 through the current fiscal year.

The Internal Revenue Service ("IRS") is currently conducting audits of fiscal years 2001 through 2010. We have received proposed adjustments from the IRS for fiscal years 2003 through 2007 related to our transfer pricing arrangements between foreign and domestic subsidiaries and the transfer of intellectual property among subsidiaries of an acquired entity prior to its acquisition by us. The IRS proposed additional taxes of $849.0 million, excluding penalties and interest. If this tax ultimately must be paid, CareFusion is liable under the tax matters agreement for $591.5 million of the total amount. We disagree with these proposed adjustments and are vigorously contesting them. We believe we are adequately reserved for the uncertain tax positions related to these matters.

It is reasonably possible that there could be a change in the amount of unrecognized tax benefits within the next 12 months due to activities of the IRS or other taxing authorities, including proposed assessments of additional tax, possible settlement of audit issues, or the expiration of applicable statutes of limitations. We estimate that the range of the possible change in unrecognized tax benefits within the next 12 months is a decrease of approximately zero to $215.0 million, exclusive of penalties and interest.